StockBased Compensation	3 Months Ended
Mar. 31, 2012
StockBased Compensation [Abstract]
StockBased Compensation
Note 7 – Stock-Based Compensation

On March 7, 2012, the Company granted restricted stock and stock appreciation rights with a fair value aggregating $26.4 million.  The awards vest in one-third annual increments over a three-year service period.  The aggregate grant date fair value, net of estimated forfeitures, was $24.9 million, which will be amortized on a straight-line basis over three years from the grant date.

Additionally, on March 7, 2012, the Company granted performance units (“PUs”) with a grant-date fair value of $3.2 million.  The amount ultimately payable will depend on the Company's total shareholder return (“TSR”) ranking compared to a group of peer companies over a maximum three-year performance period and could range from zero to $7.7 million.  The awards cliff vest at the end of three years and may be settled in cash or shares of Rowan stock.  The Company has accounted for the award as a liability. Compensation will be recognized on a straight-line basis over three years from the grant date and will be remeasured to fair value at each report date.

At March 31, 2012, the Company had approximately $44.8 million of estimated unrecognized future stock-based compensation, which is expected to be recognized as compensation expense over a remaining weighted-average period of 2.4 years.